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                                                                 EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Form S-8 Registration Statement of our report dated February 22, 2000 included in Park Place Entertainment Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

ARTHUR ANDERSEN LLP

Las Vegas, Nevada
June 12, 2000